UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 and 15(d) of the
Securities Exchange Act of l934

September 12, 2008 (August 13, 2008)
Date of report (Date of earliest event reported)

Modigene Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52691	20-0854033
(Commission File Number)	(IRS Employer Identification No.)

3 Sapir Street, Weizmann Science Park, Nes-Ziona, Israel 74140
(Address of Principal Executive Offices) (Zip Code)

(866) 644-7811
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Completed Interim Review.

On August 13, 2008, Modigene Inc. (the “Company”) filed a Form 10-KSB/A for the year ended December 31, 2007 (the “10-KSB/A”), and a Form 10-Q/A for the quarter ended March 31, 2008 (the “10-Q/A”) with the Securities and Exchange Commission (the “SEC”). The 10-KSB/A and 10-Q/A were filed in response to comments received from the SEC regarding the accounting treatment for the Company’s reverse acquisition of Modigene Inc., a Delaware corporation (“Modigene Delaware”), in particular amendment of the accounting treatment of the reverse acquisition from purchase accounting to a recapitalization.

The 10-KSB/A amended and restated, among other things, the financial statements of the Company included in Item 7 of the Company’s Form 10-KSB for the year ended December 31, 2007 as originally filed with the SEC on March 31, 2008 (the “Original 10-KSB”), and the 10Q/A amended and restated, among other things, the financial statements included in Item 1 of the Company’s Form 10-Q for the quarter ended March 31, 2008 as originally filed with the SEC on May 13, 2008 (the “Original 10-Q”). As a result of the amendment and restatement of the financial statements included in the Original 10-KSB and the Original 10-Q, the previously issued consolidated financial statements as of December 31, 2007, and for the year then ended filed by the Company in the Original 10-KSB and the previously issued consolidated financial statements as of March 31, 2008, and for the three months then ended filed by the Company in the Original 10-Q, should no longer be relied upon as of the date that the 10-KSB/A and the 10-Q/A were filed.

The consolidated financial statements contained in the 10-KSB/A for the year ended December 31, 2007, the 10-Q/A for the three months ended March 31, 2008, and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2008, filed on August 14, 2008, reflect the restatements.

The restatements to the financial statements in the 10-KSB/A and the 10-Q/A amend the accounting treatment of the reverse acquisition from purchase accounting to a recapitalization.

On May 9, 2007, Modigene Delaware Modigene Acquisition Corp., a wholly-owned subsidiary of the Company (the “Acquisition Subsidiary”) and the Company (Modigene Inc., formerly called LDG, Inc.), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Pursuant to the Merger Agreement, the Acquisition Subsidiary merged (the “Merger”) with and into Modigene Delaware, with Modigene Delaware remaining as the surviving entity and a wholly-owned subsidiary of the Company. The Company acquired the business of Modigene Delaware pursuant to the Merger and is continuing the existing business operations of Modigene Delaware as a publicly-traded company under the name Modigene Inc. In the Merger, the stockholders of Modigene Delaware received common stock of the Company in exchange for all their shares of common stock of Modigene Delaware. Pursuant to the Merger Agreement the Company became the holding company of Modigene Delaware and ModigeneTech.

In accordance with Statement of Financial Accounting Standard No. 141, the Company has amended the 2007 financial statements as included in the Original 10-KSB. The following financial statements line items were affected by the restatement

	Originally reported		Amended		Differences
Balance Sheets:
Additional paid-in capital		$35,368,596		$24,368,587		$11,000,009
(Deficit) accumulated during the development stage		$(23,506,580)		$(12,506,571)		$(11,000,009)

Statements of Operations:
For the year ended December 31, 2007:
In-process research and development write-off		$(11,000,009)		$-		$(11,000,009)
Operating (loss)		$(14,666,804)	$	(3,666,795)		$(11,000,009)
Net (loss)		$(14,313,212)	$	(3,313,203)		$(11,000,009)
(Loss) per share (basic & diluted)	$	(0.52)	$	(0.12)	$	(0.40)
For the Period from May 31, 2005 (date of inception) to December 31, 2007:
In-process research and development write-off		$(14,222,840)	$	(3,222,831)		$(11,000,009)
Operating (loss)		$(23,894,745)		$(12,894,736)		$(11,000,009)
Net (loss)		$(23,506,580)		$(12,506,571)		$(11,000,009)
(Loss) per share (basic & diluted)	$	(1.24)	$	(0.66)	$	(0.58)

Statement of Stockholders' Equity:
Additional paid-in capital		$35,368,596		$24,368,587		$11,000,009
(Deficit) accumulated during the development stage		$(23,506,580)		$(12,506,571)		$(11,000,009)
Net (loss)		$(14,313,212)	$	(3,313,203)		$(11,000,009)

Statement of Cash Flows:
For the year ended December 31, 2007:
Net (loss)		$(14,313,212)	$	(3,313,203)		$(11,000,009)
In-process research and development write-off		$(11,000,009)		$-		$(11,000,009)
For the Period from May 31, 2005 (date of inception) to December 31, 2007:
Net (loss)		$(23,506,580)		$(12,506,571)		$(11,000,009)
In-process research and development write-off		$(14,222,840)	$	(3,222,831)		$(11,000,009)

As a result of the determination to correct the Company’s consolidated financial statements and in connection with management’s ongoing assessment of internal controls over financial reporting, the Company’s CEO and CFO undertook a special evaluation of the effectiveness of the Company’s internal control over financial reporting, in connection with accounting for reverse mergers. As a result of their assessment, the Company’s CEO and CFO identified a material weakness in the Company’s internal control over financial reporting, in connection with accounting for reverse mergers. The material weakness is related to an inappropriate purchase accounting treatment for the reverse merger transaction, instead of capitalization, and inappropriate accounting treatment for shares issued or exchanged in the reverse merger transaction as a form of compensation for R&D services rendered, which led to a corresponding credit in stockholders’ equity.

The Company’s management intends to take all necessary steps to address this material weakness. Management approved a resolution to enhance verification of accounting treatment for mergers and acquisitions in the future, by retaining expert consultants to review its accounting treatments, and to carefully validate that such treatments are in full alignment with U.S. GAAP.

The Company believes that these remediation actions will improve the Company’s internal controls over financial reporting and are sufficient to remediate the material weakness described above.

The Company’s management has discussed the matters described in this Form 8-K with the Company’s independent registered public accounting firm. The Company has provided Yarel + Partners with a copy of the disclosures in this Form 8-K and has requested that Yarel + Partners furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Yarel + Partners agrees with the Company’s statements in this Item 4.02. A copy of the letter dated September 11, 2008, furnished by Yarel + Partners in response to that request is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

                         (c) Exhibits

Exhibit No.	Description

99.1	Letter dated September 11, 2008, from Yarel + Partners to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIGENE INC. (Registrant)

Date: September 12, 2008	By:	/s/ Shai Novik
Name: Shai Novik
Title: President